UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2022

BioPower Operations Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-172139	27-4460232
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20801 Biscayne Blvd., Suite 403 Aventura, FL	33180
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (786) 923-0272

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 6, 2022, BioPower Operations Corporation (the “Company”) entered into an agreement (the “Sanctum Agreement”) with Sanctum Studios (“Sanctum”) relating to The Athena Project. Pursuant to the terms of the Sanctum Agreement, Sanctum agreed to conceptualize, create and produce a collection of 20,000 digital art assets based on the Greek Goddess Athena, in exchange for payment by the Company of $121,000 and certain variable rate payments depending on the number of vaults sold by the Company. The $121,000 is payable by the Company in three equal installments of $40,333.33 due on April 4, 2022, May 19, 2022 and July 1, 2022. The Sanctum deliverables are due by July 1, 2022 or earlier, as set forth in the Sanctum Agreement.

The foregoing description of the Sanctum Agreement is qualified in its entirety by reference to the Sanctum Agreement, a copy of which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Item 7.01. Regulation FD.

On April 7, 2022, the Company issued a press release announcing entry into the Sanctum Agreement. The press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Agreement, dated as of April 6, 2022, by and between the registrant and Sanctum Studios.
99.1	Press release of the registrant dated April 7, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioPower Operations Corporation

Date: April 7, 2022	By:	/s/ Troy MacDonald
Troy MacDonald
Chief Executive Officer